                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Consulier Engineering, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           CONSULIER ENGINEERING, INC.
                         169 TEQUESTA DRIVE, SUITE 31-E
                             TEQUESTA, FLORIDA 33469


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 OCTOBER 6, 1998


         The Annual Meeting of Shareholders of Consulier Engineering, Inc. (the "Corporation") will be held on Tuesday, October 6, 1998, at 4:00 P.M. at the Corporate Headquarters of Mosler Automotive, 2391 Old Dixie Highway, Riviera Beach, Florida 33404, to consider and act upon the following proposals:

         1. To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

         2. To ratify the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ending December 31, 1998.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Shareholders of record at the close of business on September 10, 1998, are entitled to notice of and to vote at the Annual Meeting.

         A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Shareholders who do not expect to attend the meeting are requested to sign the enclosed proxy card and return it immediately in the enclosed envelope in order that their shares may be represented at the meeting.


                                       By Order of the Board of Directors



                                       Ralph D. Butler, Secretary

Tequesta, Florida
September 14, 1998


================================================================================
           YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
         PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING
           PROXY CARD IN THE SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO
                     POSTAGE IF MAILED IN THE UNITED STATES
================================================================================

                           CONSULIER ENGINEERING, INC.
                         169 TEQUESTA DRIVE, SUITE 31-E
                             TEQUESTA, FLORIDA 33469
                                 (561) 745-9149



               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 6, 1998


                                  INTRODUCTION

         This Proxy Statement, with the accompanying proxy card, is furnished to shareholders of Consulier Engineering, Inc., a Florida corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the 1998 Annual Meeting of Shareholders to be held on October 6, 1998, or at any adjournment or postponement thereof. The meeting will be held at the Corporate Headquarters of Mosler Automotive, 2391 Old Dixie Highway, Riviera Beach, FL 33404. Proxy material is being mailed on or about September 15, 1998, to the Corporation's shareholders. The cost of the solicitation will be borne by the Corporation.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         1. To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

         2. To ratify the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ending December 31, 1998.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

SHAREHOLDERS ENTITLED TO VOTE

         Each holder of record of the Corporation's common stock as of the close of business on September 10, 1998, (the "Record Date") will be entitled to vote at the Annual Meeting. Each shareholder will be entitled to one vote on each proposal for each share of common stock of the Corporation held as of such date. At the close of business on the Record Date, there were 4,888,918 shares of the Corporation's common stock issued and outstanding. Notwithstanding the Record Date specified above, the stock transfer books of the Corporation will not be closed and stock may be transferred subsequent to the Record Date, although all votes must be cast in the names of the shareholders of record as of the Record Date.

VOTE REQUIRED

         The matters which may be considered and acted upon by the shareholders at the Annual Meeting require approval by the affirmative vote of at least a majority of the votes cast by the shareholders present in person or by proxy and constituting a quorum at the Annual Meeting.

         A shareholder may abstain or withhold his vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors and the ratification of the reappointment of auditors is determined by the votes cast, abstentions will not affect such election or approval.

         A broker who holds shares in street name has the authority to vote on certain items when he has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker nonvote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker nonvotes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter. Since each of the matters submitted for shareholder approval is a matter for which a broker may exercise its discretion or is a matter that will be determined by a majority of the votes cast, broker nonvotes, if any, will not have any effect on the outcome of any matter submitted for shareholder approval.

PROXIES

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised, but if it is not revoked, the shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in accordance with the instructions therein. In the absence of instructions, proxies will be voted FOR the election as directors of the nominees for directors named herein and the ratification of the reappointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ending December 31, 1998.

         It should be noted that Warren B. Mosler, Chairman of the Board of Directors of the Corporation, has the right to vote sufficient shares to cause each of the proposed actions to be approved without any other shares being voted in favor thereof at the Annual Meeting. Mr. Mosler has indicated his intention to vote all of his shares for approval of the persons nominated as directors, and for reappointment of the Corporation's existing independent auditors. Accordingly, any negative vote which a shareholder may cast will not have any effect on the outcome of any of the matters discussed in this proxy.

PROXY SOLICITATION

         This Proxy Statement, the accompanying proxy card, and the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1997, are being mailed on or about September 15, 1998, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS


         At each Annual Meeting, the successors to all directors are elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified to serve. The Board of Directors has nominated the six (6) persons named below for election as directors, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor has been duly elected and qualified. Each nominee is a member of the current Board of Directors, having been elected at the last Annual Meeting of Shareholders held on October 28, 1997. All nominees have consented to serve as directors. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors of the Corporation.

         The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Corporation. For information as to the shares of Common Stock held by each nominee, see the section "Securities Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.




                                                                      Other
                                                   Director           Position(s)
     Name                           Age             Since             With Company
     ----------------------       -------        ------------       -------------------------
     Warren B. Mosler                48              1985             Chairman of the Board

     Alan R. Simon, Esq.             47              1985             None

     Charles E. Spaeth               73              1992             Chief Engineer

     Burck E. Grosse                 67              1992             None

     William R. Locke                51              1992             None

     Richard Hornstrom               37              1995             None

EXECUTIVE OFFICERS

         As of record Date, the executive officers of the Corporation were as follows:

                                                                                Year Became
                                                                                Executive
Name                           Age              Titles                          Officer
---------------------        -------          -------------------------       ---------------
Warren B. Mosler                48              Chairman of the                 1985
                                                Board


Michael G. Maguire              60              President and Chief             1997
                                                Executive Officer


Ralph D. Butler                 51              Secretary, Treasurer            1996
                                                and Chief Financial
                                                Officer


         Executive officers who are not also directors serve at the discretion of the Board of Directors.

BUSINESS HISTORY OF DIRECTORS AND EXECUTIVE OFFICERS

         The principal occupation of each executive officer of the Corporation and nominee for director is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.

         Warren B. Mosler is the Chairman of the Board of Directors. Mr. Mosler has served as Chairman since inception of the Corporation and Chief Executive Officer from inception to March 1989 and from August 1989 to May 1994. From 1983 to the present, Mr. Mosler has been a principal in Adams, Viner & Mosler, Ltd., as a broker/dealer engaged in arbitrage and government securities trading in West Palm Beach, Florida.

         Michael G. Maguire is the Corporation's President and Chief Executive Officer. He was elected to these offices in April 1997. Prior to joining the Corporation in October 1995 as Manager of Business Development, he was employed in engineering, technology planning and program management at United Technologies Corporation's Pratt & Whitney Division. From 1960 to 1976 Mr. Maguire worked at Pratt & Whitney's Commercial Engine Business Division in East Hartford, Connecticut. Transferring to the Government Engine and Space Propulsion Division in West Palm Beach, Florida, Mr. Maguire held various management positions in their engineering and program management departments from 1976 through 1993.

         Ralph D. Butler is Secretary, Treasurer and Chief Financial Officer. He was elected to these offices in May 1996. Prior to joining the Corporation he was Chief Financial Officer of Harold Grant, Inc., a multi-state high-end clothing retailer. From 1990 to 1995, Mr. Butler was with Governors Bank Corporation, a Bank Holding Company, where he was Senior Vice President, Cashier and Chief Financial Officer.

         Alan R. Simon is a director and the Corporation's General Counsel. He has been in the private practice of law in Boca Raton, Florida since 1982.

         Charles E. Spaeth is a director and was the Corporation's Acting President and Chief Executive Officer from February 1996 to April 1997. He was employed as a senior project Engineer for Pratt & Whitney Aircraft from 1949 until his retirement in 1990.

         Burck E. Grosse has been President of BG Consulting Group, Inc., from 1991 to the present. From 1987 until 1991 he was Senior Vice President, Lear Group, Inc. a general contracting firm. He worked at General Motors Corporation from 1948 until 1987, where he last served as General Director, Technical Services.

         William Locke has been employed by First Bank of Florida from 1971 to the present. He is currently Consumer Loan Officer and Coordinator of Indirect Dealer Lending.

         Richard Hornstrom has been Vice President and registered representative in fixed income securities with Lutrell Capital Corporation of Tampa, Florida, from 1988 to 1995. Presently, he is President of Trojan, Inc., a commodity trading advisor and commodity pool operator.

BOARD MEETINGS

         During calendar year 1997 through September 7, 1998, two meetings of the Corporation's Board of Directors was held. By written consent in lieu of a meeting, all of the directors agreed on March 9, 1998 to amend the Corporation's authorized capital stock from 5,000,000 common shares to 25, 000,000 common shares. The Corporation's directors beneficially own more than 80 percent of the outstanding common shares of the Company; thus the requisite action of the board of directors and shareholders was simultaneously taken. The directors also approved a two-for-one split of the Corporation's outstanding common shares.

BOARD COMMITTEES

         The Board of Directors of the Corporation have the following committees with members as listed:


               Executive Committee                      Warren B. Mosler
                                                        Alan R. Simon

               Affiliated Transaction                   Burck E. Grosse
                  Committee                             William R. Locke
                                                        Alan R. Simon

               Audit Committee                          William R. Locke
                                                        Alan R. Simon



         The Executive Committee's functions include approval of all investments of the Corporation not otherwise approved by the full Board of Directors. The Affiliated Transaction Committee's functions include approval of all of the Corporation's transactions with related individuals, including significant shareholders, officers and directors. The Audit Committee's functions include review of various matters relating to the Corporation's financial statements.

         The Executive Committee and the Audit Committee did not meet during calendar year 1997 through September 7, 1998.

         The Affiliated Transaction Committee met on October 28, 1997 with Burck Grosse and Alan Simon, Esquire in attendance.

         The Board of Directors does not have a compensation committee or a nominating committee.

COMPENSATION OF DIRECTORS

         The Board of Directors received no cash compensation during the fiscal year ended December 31, 1997. The Corporation does reimburse directors for out-of-pocket expenses incurred in attending meetings.

FAMILY RELATIONSHIPS

         No family relationships exist amongst the directors and officers of the Corporation.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors and holders of more than 10% of the Common Stock of the Corporation file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Forms 3 (initial statement of ownership), 4 (monthly reports), and 5 (annual reports). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for the 1997 fiscal year were required to be filed, the Corporation believes that Section 16(a) filing requirements were complied with during fiscal year 1997.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of shares of common stock by each person known by the Corporation to be the beneficial owner of more than 5% of outstanding common stock, by each director and nominees for election as a director and each of the executive officers of the Corporation and by all directors and executive officers as a group. Except as indicated in the footnotes, all of such shares of common stock set forth in the following table are owned directly, and the indicated person has sole voting and investment power with respect to all common stock shown as beneficially owned by such person:


                                   Name and                        Amount and
         Title                     Address of                      Nature of
         of                        Beneficial                      Beneficial                Percent of
         Class                     Owner                           Ownership                   Class
      -----------       -----------------------------------     -------------------        --------------
        Common             Warren B. Mosler                        4,173,560 (1)              85.4%
        Stock              483 S. Beach Rd.
                           Hobe Sound, Fl 33455

        Common             Alan R. Simon                             180,000 (2)               3.7%
        Stock              7777 Glades Rd., 204
                           Boca Raton, FL 33434

        Common             Burck E. Grosse                            25,000 (3)                  (7)
        Stock              11 Huntly
                           Palm Beach Gardens, FL 33418

        Common             Richard N. Hornstrom                       20,000                      (7)
        Stock              15607 Cochester Road
                           Tampa, FL 33647

        Common             Michael G. Maguire                          1,000                      (7)
        Stock              5438 Shirley Dr.
                           Jupiter, FL 33458

        Common             Charles Spaeth                             10,000 (4)                  (7)
        Stock              13 Paddock Circle
                           Tequesta, FL 33469

        Common             William R. Locke                           10,000 (5)                  (7)
        Stock              P.O. Box 3405
                           Tequesta, FL  33469

        Common             Ralph D. Butler                             1,000                      (7)
        Stock              12021 68th St., N.
                           West Palm Beach, FL  33412

                           All directors and executive             4,420,560 (6)              90.4%
                           officers as a group



(1) Includes 7,020 employee stock options which are currently exercisable.

(2) Includes 180,000 stock options which are currently exercisable.

(3) Includes 15,000 stock options which are currently exercisable.

(4) Includes 10,000 stock options which are currently exercisable.

(5) Includes 10,000 stock options which are currently exercisable.

(6) Includes shares of common stock issuable upon the exercise of options which are currently exercisable.

(7) Does not exceed 1% of the class.


                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Corporation and its subsidiaries during the fiscal years 1995, 1996, and 1997 for services rendered to the Corporation and its subsidiaries during such years by the Corporation's Chairman of the Board. No executive officer of the Corporation received compensation that exceeded $100,000 in any of the listed years.

                           SUMMARY COMPENSATION TABLE

           Name and                              Fiscal
           Principal Position                    Year                 Salary
           -------------------------             ---------            ----------
           Warren B. Mosler,                     1997                 $ 75,000
           Chairman of the Board                 1996                 $ 75,000
                                                 1995                 $ 75,000

         Certain columns have been omitted from the above table because there is no compensation required to be reported in such columns.


                   OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

         The Corporation did not award any options or stock appreciation rights to any person during the three fiscal years.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Adams, Viner, and Mosler Ltd. ("AVM"), a broker/dealer in U.S. Government securities formed in October 1983, is an Illinois limited partnership located in West Palm Beach, Florida. AVM is registered with the Commodity Futures Commission as a Futures Commission Merchant ("FCM") and conducts its FCM business with other broker/dealers on a fully disclosed basis. AVM is registered as a broker/dealer with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The firm is generally engaged in the brokerage of U.S. Government securities, other fixed income instruments, and arbitrage transactions and presently employs 69 people in addition to its 6 general partners. Mr. Mosler is one of the founders of AVM and is a general partner.

         Under the partnership agreement, the Corporation may withdraw all or any portion of its capital account upon thirty (30) days written notice. On October 1, 1996, the Corporation reduced its investment in AVM by $292,403. Also, AVM's general partners may cause withdrawal of the Corporation from the partnership through payment of fair market value of the Corporation's capital account.

         As of December 31, 1997, and June 30, 1998, the Corporation's limited partnership interest represented approximately nine and seven percent (9% and 7%), respectively, of AVM's total partnership capital. Allocation of the partnership's income to its partners varies based on amounts of appreciation of the partnership's assets and operating profits of the partnership. Based on earnings distributions provided in the partnership agreement, the Corporation was allocated approximately six percent (6%) of AVM's earnings during 1997 totaling $1,385,963. During the first six months of 1998, the Corporation was allocated approximately five percent (5%) of AVM's earnings totaling approximately $486,000.

                                  PROPOSAL TWO
              RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS


         The Board of Directors has reappointed BDO Seidman, LLP as the independent auditors of the Corporation for the year ending December 31, 1998 subject to ratification of the shareholders. BDO Seidman, LLP has acted as auditor of the Corporation and its subsidiaries since 1991. A representative of BDO Seidman will be present at the Annual Meeting, with an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

         During the year ended December 31, 1997, BDO Seidman provided various audit and non-audit services to the Corporation and its subsidiaries. In connection with its service as the Corporation's auditors, BDO Seidman examined the consolidated financial statements of the Corporation' and its subsidiaries, reviewed certain filings with the Securities and Exchange Commission and provided consultation and assistance on accounting matters as required.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS.


                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Any proposal which a shareholder of the Corporation intends to be presented at the Annual Meeting of Shareholders to be held in 1999 must be received by the Corporation on or before December 19, 1998. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

                                  OTHER MATTERS

         As of the date hereof, the Board of Directors knows of no other matters, which are likely to be presented for consideration at the meeting. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgement on such matters.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       RALPH D. BUTLER, SECRETARY


September 14, 1998


         A copy of the 1997 Annual Report accompanies this Proxy Statement. There will be no separate Annual Report to Shareholders other than the Annual Report on Form 10-KSB. The exhibits to the Form 10-KSB will also be furnished to any shareholder who so requests and pays a fee equal to the Corporation's reasonable expenses in furnishing such exhibits. If you wish a copy of the exhibits, please write to Ralph D. Butler, Secretary of the Corporation, at 2391 Old Dixie Highway, Riviera Beach, Florida 33404.

                                                           Appendix A


PROXY                     CONSULIER ENGINEERING, INC.
                             2391 OLD DIXIE HIGHWAY
                            RIVIERA BEACH, FL 33404

          THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Warren B. Mosler and Ralph D. Butler as Proxies, each with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Consulier Engineering, Inc. held of record by the undersigned on September 10, 1998 at the Annual Meeting of Shareholders to be held on October 6, 1998, or any adjournment thereof.

1. ELECTION OF DIRECTORS (SEE PROXY STATEMENT)

               _______ FOR       ______ AGAINST        ______ ABSTAIN

(INSTRUCTION: To withhold authority for an individual nominee write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. RATIFICATION OF INDEPENDENT AUDITORS (SEE PROXY STATEMENT)

               _______ FOR       ______ AGAINST        ______ ABSTAIN



3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee, and FOR Proposal 2.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

Dated ______________________, 1998    Number of shares held: __________________

----------------------------------   ------------------------------------------
Please type or print your name(s)    Signature

----------------------------------   ------------------------------------------
Please type or print your name(s)    Signature

If you have had a change of Address, please print or type your new address in the lines below.

___________________________________  PLEASE COMPLETE, SIGN, DATE AND
___________________________________  RETURN THIS PROXY PROMPTLY
___________________________________  USING THE ENCLOSED ENVELOPE.